Principal Exchange-Traded Funds
Supplement dated June 4, 2019
to the Prospectus dated November 1, 2018
(as supplemented on February 13, 2019, March 19, 2019, April 30, 2019, and May 13, 2019)
and
to the Statement of Additional Information dated November 1, 2018 as amended and restated April 8, 2019
(as supplemented on April 29, 2019 and April 30, 2019)

This supplement updates information currently in the Statutory Prospectus and Statement of Additional Information. Please retain this supplement for future reference.

PRINCIPAL INTERNATIONAL MULTI-FACTOR INDEX ETF

On April 25, 2019, the Principal Exchange-Traded Funds Board approved the Plan of Liquidation and Termination for the Fund. On April 30, 2019, the Fund filed supplements to its Prospectus and Statement of Additional Information stating that the final day of trading on the Exchange will be on or about May 31, 2019 and that the Fund will liquidate on or about June 5, 2019. However, those dates have been postponed. The Fund will suspend trading on the Exchange effective at the open of business on June 12, 2019, and the Fund will liquidate on or about June 25, 2019. Therefore, the related changes to the Fund’s Prospectus and Statement of Additional Information shall now state that on or about June 25, 2019, instead of June 5, 2019, delete all references to the Principal International Multi-Factor Index ETF from the Prospectus and Statement of Additional Information.